UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 24, 2020

SCHOOL SPECIALTY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24385	39-0971239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

W6316 Design Drive Greenville, Wisconsin 54942
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (920) 734-5712

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 8.01Other Events.

On April 7, 2020, School Specialty, Inc. (the “Company”) filed its Annual Report on Form 10-K for the fiscal year ended December 28, 2019 (the “Report”).  The Company expects to file an Amendment No. 1 on Form 10-K/A (the “Form 10-K/A”) to amend and restate in its entirety Part III, Items 10 through 14 of the Report to include information previously omitted in reliance on General Instruction G(3) to Form 10-K (the “Part III Information”) because the Company will not file a definitive proxy statement within 120 days after the end of its fiscal year.  The Company does not anticipate any changes to its Report other than the Part III items referenced above.

The Company continues to experience disruptions in its operations and business for the reasons previously disclosed in its Current Report on Form 8-K dated March 27, 2020, which is hereby incorporated herein by reference, including the risk factor set forth therein.  Pursuant to the Securities and Exchange Commission’s Order under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions from the Reporting and Proxy Delivery Requirements for Public Companies dated March 25, 2020 (Release No. 34-88465), the Company is availing itself of an extension of up to 45 days to file the Part III Information within 120 days after the end of its fiscal year.  Accordingly, the Company expects to file the Form 10-K/A by June 10, 2020.

Cautionary Note Regarding Forward-Looking Statements

This report may contain statements concerning School Specialty’s future financial condition, results of operations, expectations, plans or prospects, including the anticipated timing of the filing of the Part III Information.  Such statements are forward-looking statements.  Forward-looking statements also include those preceded by or followed by words like “anticipate,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plan,” “projects,” “should,” “targets” and/or similar expressions.  These forward-looking statements are based on School Specialty’s estimates and assumptions as of the date of the information presented, and as such involve uncertainty and risk, including the unprecedented impact of COVID-19 pandemic on the Company’s business and operations.  Forward-looking statements are not guarantees of future performance and actual results may differ materially from those contemplated by the forward-looking statements due to a number of factors, including those described in Item 1A. of School Specialty’s Annual Report on Form 10-K for the year ended December 28, 2019, and in School Specialty’s Current Report on Form 8-K, dated March 27, 2020, which factors are incorporated herein by reference. Any forward-looking statement in this report speaks only as of the date on which it is made.  Except as required under the federal securities laws, School Specialty does not intend to update or revise the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHOOL SPECIALTY, INC.

Dated: April 24, 2020	By: /s/ Kevin L. Baehler
Kevin L. Baehler Executive Vice President and Chief Financial Officer